UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 20, 2014

MGC Diagnostics Corporation

(Exact name of registrant as specified in its charter)

Minnesota

(State or other jurisdiction of incorporation)

001-13543	41-1579150
(Commission File Number)	(IRS Employer Identification No.)

350 Oak Grove Parkway
Saint Paul, Minnesota	55127-8599
(Address of principal executive offices)	(Zip Code)

(651) 484-4874

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.07   Submission of Matters to a Vote of Security Holders

On March 20, 2014, MGC Diagnostics Corporation (the “Company”) held its 2014 Annual Meeting of Shareholders (the “Annual Meeting”). Of the 4,210,863 shares of the Company’s common stock outstanding and eligible to vote at the Annual Meeting, 3,375,292 shares were present either in person or by proxy.

The following describes the matters considered by the Company’s shareholders at the Annual Meeting and the results of the votes cast at the meeting:

Proposal 1.     To elect six directors of the Company to hold office until the next Annual Meeting of Shareholders or until their respective successors have been elected and qualified.

Nominee	For	Withhold	Broker Non-Vote
Mark W. Sheffert	1,581,729	31,799	1,761,764
Gregg O. Lehman, Ph.D.	1,582,027	31,501	1,761,764
John R. Baudhuin	1,572,732	40,796	1,761,764
Wendy D. Lynch, Ph.D.	1,581,366	32,162	1,761,764
Robert E. Munzenrider	1,581,752	31,776	1,761,764
Hendrik Struik	1,582,026	31,502	1,761,764

Proposal 2.     To ratify the appointment of Baker Tilly Virchow Krause, LLP as the independent registered public accounting firm for the Company for the fiscal year ending October 31, 2014.

For	Against	Abstain
3,366,885	4,483	3,924

Proposal 3.     To approve the Company’s executive compensation.

For	Against	Abstain	Broker Non-Vote
1,573,554	30,152	9,822	1,761,764

As a result, the shareholders elected each nominee as a director of the Company, ratified the appointment of Baker Tilly Virchow Krause, LLP as independent registered public accounting firm for the Company for the year ending October 31, 2014, and approved the Company’s executive compensation.

Section 8 – Other Events
Item 8.01   Other Events

On March 20, 2014, MGC Diagnostics Corp. issued a press release announcing that it has entered into a letter of intent to acquire Medisoft SA of Sorinne, Belgium. The proposed acquisition is subject to completion of confirmatory due diligence, the negotiation and execution of a definitive agreement and customary closing conditions. MGC Diagnostics expects to complete the Medisoft acquisition prior to May 31, 2014. The transaction is not subject to MGC Diagnostics shareholder approval. MGC Diagnostics Corporation intends to finance the transaction from a combination of its current cash and cash equivalents, working capital and a bank credit facility. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.

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Section 9 – Financial Statements and Exhibits

Item 9.01   Financial Statements and Exhibits

(d)      Exhibits

The following is furnished as an Exhibit to this Report:

Exhibit No.	Description of Exhibit

99.1	Press release dated March 20, 2014, announcing MGC Diagnostics Corporation’s intention to acquire Medisoft SA.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MGC DIAGNOSTICS CORPORATION

Dated: March 24, 2014	By:	/s/ Wesley W. Winnekins
Wesley W. Winnekins
Chief Financial Officer

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